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                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in this registration statement on Amendment No. 1 to Form S-1 (File No. 333-34921) of our report, dated February 28, 1997, on our audits of the consolidated financial statements and financial statement schedule of Schlotzsky's, Inc. and Subsidiaries. We also consent to the reference to our firm under the caption "Experts."


                                                        COOPERS & LYBRAND L.L.P.

Austin, Texas

September 8, 1997